SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 27, 1998
       -------------------------------------------------------------------


                            FOAMEX INTERNATIONAL INC.
                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


Delaware                              0-22624                         05-0473908
Delaware                              1-11432                         05-0475617
Delaware                              1-11436                         22-3182164
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(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
 of incorporation)                                           Identification No.)




1000 Columbia Avenue, Linwood, Pennsylvania                                19061
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(Address of principal executive offices)                              (Zip Code)



                                 (610) 859-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2. Acquisition or Disposition of Assets.

     On February 27, 1998, Foamex International Inc. (the "Company") and certain of its affiliates engaged in a series of transactions (collectively, the "Transaction") designed to simplify the Company's corporate structure and to provide future operational flexibility.

     Prior to the consummation of the Transaction, Foamex L.P., an indirect subsidiary of the Company ("Foamex"), and Foamex's wholly owned subsidiary, General Felt Industries, Inc. ("GFI"), entered into a Supply Agreement and an Administrative Services Agreement. In addition, Foamex repaid its outstanding indebtedness to GFI with $4.8 million in cash and a $34 million two-year promissory note (the "Foamex/GFI Note").

     As part of the Transaction, Foamex Fibers, Inc., a wholly owned subsidiary of GFI, was merged with and into GFI, and Foamex LLC, a wholly owned subsidiary of Foamex, was merged with and into Foamex. In addition, FMXI, Inc. and Crain Industries, Inc., both wholly owned subsidiaries of the Company and general partners in Foamex, were merged.

     Pursuant to a Transfer Agreement, dated as of February 27, 1998, by and between Foamex and Trace Foam LLC ("Trace LLC"), Foamex transferred (the "Transfer") to Trace LLC all of the outstanding common stock of GFI, in exchange for (i) the assumption by Trace LLC of $129 million of Foamex's indebtedness, and (ii) the transfer by Trace LLC to Foamex of a 1% non-managing general partnership interest in Foamex. The amount of consideration was arrived at based on an independent, third party appraisal of GFI. As a result of the Transfer, GFI ceased being a subsidiary of Foamex, and was released from all obligations under Foamex's Senior Subordinated Notes.

     Upon consummation of the Transfer, pursuant to an Asset Purchase Agreement, dated as of February 27, 1998, by and among Foamex Carpet Cushion, Inc., a wholly owned subsidiary of the Company ("Foamex Carpet"), the Company, Trace LLC and GFI, GFI sold substantially all of its assets (other than its owned real estate and the Foamex/GFI Note) to Foamex Carpet in exchange for (i) $20 million in cash and (ii) a promissory note issued by Foamex Carpet in favor of Trace LLC in the amount of $70.2 million (the "New GFI Note"). Upon consummation of the transactions contemplated by the Asset Purchase Agreement, Foamex Carpet entered into a Credit Agreement with the institutions from time to time party thereto as lenders, the institutions from time to time party thereto as issuing banks and Citicorp USA, Inc. and The Bank of Nova Scotia, as administrative agents, which provides for up to $20 million in revolving credit borrowings.

     The cash portion of the consideration was borrowed by Foamex under its credit agreement, dated as of June 12, 1997, as amended and restated as of February 27, 1998, by and among Foamex, FMXI, Inc., the institutions from time to time party thereto as lenders, the institutions from time to time party thereto as issuing banks and Citicorp USA, Inc. and The Bank of Nova Scotia, as administrative agents, which cash portion was then distributed by Foamex to the Company and then contributed by the Company to Foamex Carpet. The amount of consideration was arrived at based on an independent, third party appraisal of GFI.

     The acquired assets constitute equipment and other physical property used by GFI in the carpet cushion business. Foamex Carpet intends to continue such use.

     Trace International Holdings, Inc. indirectly owns approximately 46% of the common stock of the Company and 100% of the equity interests of Trace LLC; therefore, the Company, Foamex, GFI, Trace LLC and Foamex Carpet are all affiliated entities. Marshall S. Cogan, Philip N. Smith, Jr., Robert H. Nelson and Tambra S. King are each officers of the Company, GFI and Trace LLC, while Mr. Smith, Mr. Nelson and Ms. King are also officers of Foamex Carpet. Mr. Cogan is a director of the Company, GFI and Foamex Carpet, and Mr. Cogan and Mr. Smith are each members of the Board of Managers of Trace LLC.

ITEM 7. Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired:

         The financial statements required by this Item 7(a) are not being filed with this report. The required financial statements will be filed by amendment, on or prior to May 13, 1998.

     (b) Pro Forma Financial Information:

         The pro forma financial information required by this Item 7(b) is not being filed with this report. The required pro forma financial information will be filed by amendment, on or prior to May 13, 1998.

     (c) Exhibits:

         2.1 Transfer Agreement, dated as of February 27, 1998, by and between Trace LLC and Foamex.

         2.2 Asset Purchase Agreement, dated as of February 27, 1998, by and among Foamex Carpet, the Company, Trace LLC and GFI.

         3.2.5    Fourth Amendment to Agreement of Limited Partnership of
                  Foamex.

         4.1.3 Second Supplemental Indenture, dated as of February 27, 1998, by and among Foamex, GFI, Foamex Fibers, Inc., Foamex LLC, and The Bank of New York as trustee, relating to the 9-7/8% Senior Subordinated Notes due 2007.

         4.2.24 Discharge of Indenture, dated as of February 27, 1998, by and among Foamex, GFI, the Company and State Street Bank and Trust Company as trustee, relating to the 9-1/2% Senior Secured Notes due 2000.

         4.3.1 First Supplemental Indenture, dated as of February 27, 1998, by and among Foamex, GFI, Foamex Fibers, Inc., Foamex LLC, and The Bank of New York as trustee, relating to the 13-1/2% Senior Subordinated Notes due 2005.

         4.4.1 Credit Agreement, dated as of June 12, 1997, as amended and restated as of February 27, 1998, by and among Foamex, FMXI, Inc., the institutions from time to time party thereto as lenders, the institutions from time to time party thereto as issuing banks and Citicorp USA, Inc. and The Bank of Nova Scotia, as administrative agents.

         4.4.42 Second Amended and Restated Foamex International Guaranty, dated as of February 27, 1998, made by the Company in favor of Citicorp USA, Inc., as Collateral Agent.

         4.4.43 Amended and Restated Partnership Guaranty, dated as of February 27, 1998, made by FMXI, Inc. in favor of Citicorp USA, Inc., as Collateral Agent.

         4.4.44 Partnership Pledge Agreement, dated as of February 27, 1998, made by the Company and FMXI, Inc. in favor of Citicorp USA, Inc., as Collateral Agent.

         4.10.1 Credit Agreement, dated as of February 27, 1998, by and among Foamex Carpet, the institutions from time to time party thereto as lenders, the institutions from time to time party thereto as issuing banks and Citicorp USA, Inc. and The Bank of Nova Scotia, as administrative agents.

         4.10.2 Foamex International Guaranty, dated as of February 27, 1998, made by the Company in favor of Citicorp USA, Inc., as Collateral Agent.

         4.10.3   Foamex International Pledge Agreement, dated as of
                  February 27, 1998, made by the Company in favor of Citicorp USA, Inc., as Collateral Agent.

         4.10.4 New GFI Security Agreement, dated as of February 27, 1998, made by Foamex Carpet in favor of Citicorp USA, Inc., as Collateral Agent.

         4.10.5 New GFI Intercreditor Agreement, dated as of February 27, 1998, by and among Foamex Carpet, The Bank of Nova Scotia, as Administrative Agent, and Citicorp USA, Inc., as Administrative Agent and Collateral Agent.

         4.10.6 FII Intercreditor Agreement, dated as of February 27, 1998, by and between the Company and Citicorp USA, Inc., as Collateral Agent.

         4.11.1 Promissory Note of Foamex in favor of Trace LLC in the principal amount of $34 million, dated February 27, 1998.

         4.12.1 Promissory Note of Foamex Carpet in favor of Trace LLC in the principal amount of $70.2 million, dated February 27, 1998.

         10.16.1 Supply Agreement, dated as of February 27, 1998, by and between Foamex and GFI (as assigned to Foamex Carpet).

         10.16.2 Administrative Services Agreement, dated as of February 27, 1998, by and between Foamex and GFI (as assigned to Foamex Carpet).

                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf on this 12th day of March, 1998, by the undersigned thereunto duly authorized.


                                        FOAMEX INTERNATIONAL INC.



                                        By: /s/ Philip N. Smith, Jr.
                                           -------------------------
                                           Name: Philip N. Smith, Jr.
                                           Title: Vice President, Secretary
                                                   and General Counsel

                                        FOAMEX L.P.



                                        By: /s/ Philip N. Smith, Jr.
                                           -------------------------
                                           Name: Philip N. Smith, Jr.
                                           Title: Vice President, Secretary
                                                   and General Counsel

                                        FOAMEX CAPITAL CORPORATION



                                        By: /s/ Philip N. Smith, Jr.
                                           -------------------------
                                           Name: Philip N. Smith, Jr.
                                           Title: Vice President and Secretary

                                  EXHIBIT INDEX



Exhibit No.    Document
-----------    --------

2.1 Transfer Agreement, dated as of February 27, 1998, by and between Trace LLC and Foamex.

2.2 Asset Purchase Agreement, dated as of February 27, 1998, by and among Foamex Carpet, the Company, Trace LLC and GFI.

3.2.5          Fourth Amendment to Agreement of Limited Partnership of
               Foamex.

4.1.3 Second Supplemental Indenture, dated as of February 27, 1998, by and among Foamex, GFI, Foamex Fibers, Inc., Foamex LLC, and The Bank of New York as trustee, relating to the 9-7/8% Senior Subordinated Notes due 2007.

4.2.24 Discharge of Indenture, dated as of February 27, 1998, by and among Foamex, GFI, the Company and State Street Bank and Trust Company as trustee, relating to the 9-1/2% Senior Secured Notes due 2000.

4.3.1 First Supplemental Indenture, dated as of February 27, 1998, by and among Foamex, GFI, Foamex Fibers, Inc., Foamex LLC, and The Bank of New York as trustee, relating to the 13-1/2% Senior Subordinated Notes due 2005.

4.4.1 Credit Agreement, dated as of June 12, 1997, as amended and restated as of February 27, 1998, by and among Foamex, FMXI, Inc., the institutions from time to time party thereto as lenders, the institutions from time to time party thereto as issuing banks and Citicorp USA, Inc. and The Bank of Nova Scotia, as administrative agents.

4.4.42 Second Amended and Restated Foamex International Guaranty, dated as of February 27, 1998, made by the Company in favor of Citicorp USA, Inc., as Collateral Agent.

4.4.43 Amended and Restated Partnership Guaranty, dated as of February 27, 1998, made by FMXI, Inc. in favor of Citicorp USA, Inc., as Collateral Agent.

4.4.44 Partnership Pledge Agreement, dated as of February 27, 1998, made by the Company and FMXI, Inc. in favor of Citicorp USA, Inc., as Collateral Agent.

4.10.1 Credit Agreement, dated as of February 27, 1998, by and among Foamex Carpet, the institutions from time to time party thereto as lenders, the institutions from time to time party thereto as issuing banks and Citicorp USA, Inc. and The Bank of Nova Scotia, as administrative agents.

4.10.2 Foamex International Guaranty, dated as of February 27, 1998, made by the Company in favor of Citicorp USA, Inc., as Collateral Agent.

4.10.3 Foamex International Pledge Agreement, dated as of February 27, 1998, made by the Company in favor of Citicorp USA, Inc., as Collateral Agent.

4.10.4 New GFI Security Agreement, dated as of February 27, 1998, made by Foamex Carpet in favor of Citicorp USA, Inc., as Collateral Agent.

4.10.5 New GFI Intercreditor Agreement, dated as of February 27, 1998, by and among Foamex Carpet, The Bank of Nova Scotia, as Administrative Agent, and Citicorp USA, Inc., as Administrative Agent and Collateral Agent.

4.10.6 FII Intercreditor Agreement, dated as of February 27, 1998, by and between the Company and Citicorp USA, Inc., as Collateral Agent.

4.11.1 Promissory Note of Foamex in favor of Trace LLC in the principal amount of $34 million, dated February 27, 1998.

4.12.1 Promissory Note of Foamex Carpet in favor of Trace LLC in the principal amount of $70.2 million, dated February 27, 1998.

10.16.1 Supply Agreement, dated as of February 27, 1998, by and between Foamex and GFI (as assigned to Foamex Carpet).

10.16.2 Administrative Services Agreement, dated as of February 27, 1998, by and between Foamex and GFI (as assigned to Foamex Carpet).